speed commerce®

Single-Source Provider of E-Commerce Service Solutions

NASDAQ: SPDC

CORPORATE PRESENTATION

MARCH 2015

Important Cautions Regarding Forward-Looking Statements

speed commerce
NASDAQ: SPDC

This presentation contains forward looking statements that relate to future activities, events or developments. All statements, other than statements of fact, that address activities, events or developments that the company or its management expect, project, believe or anticipate will or may occur in the future, or that relate to historical periods that will be reported in future filings with the Securities and Exchange Commission, are forward-looking statements. Forward-looking statements are made based on management's assumptions and assessments in light of past experience and trends, current conditions, expected future developments and other relevant factors.

Forward-looking statements are not guarantees of performance, and actual results, developments and business decisions may differ from those envisaged by these forward-looking statements. These forward-looking statements are also subject to risks and uncertainties which can affect the company's performance in both the near-and long-term. The company identifies many of these risks and uncertainties that could affect its performance in its SEC filings, including its most recent reports on Form 10-K and Form 10-Q, particularly under the heading "Risk Factors." Copies of these filings are available online from the SEC or at the company's website. The company undertakes no duty to update any statement in light of new information or future events, or for any other reason.

Who We Are

speed commerce
NASDAQ: SPDC

- **SpeedCommerce is one of the largest end-to-end provider** of e-commerce services
- **Our award-winning platform allows fast-growing brands, retailers and manufacturers** to easily and effectively tap the power of the Internet while remaining focused on what they do best
- **Our omni-channel capabilities** combine a digital commerce with traditional retail channels (including ship to/from store), creating the ultimate brand shopping experience


SPEED interactive
SPEED web
Marketing
E-Commerce
Customer Service
Omni-Channel Distribution
Logistics
SPEED care
SPEED order
SPEED fulfillment

ORACLE
ATG WEB COMMERCE

We are partnered with one of the top e-commerce platform providers to serve our customers

We Address a Large & Fast-Growing Market

speed commerce
NASDAQ: SPDC

- **U.S. e-commerce spending** totaled $78B in Q3 2014, up 16% y/y[1]
- **Cyber Monday 2014** sales were also up 16% y/y[2]
- **U.S. online consumer spending** expected to grow at a 10% CAGR through 2018[3]
- **We are outgrowing the market**
  - Our expected sales CAGR from FY13 to FY16 is 40+%

Growth in U.S. Online Consumer Spending[2]



10% CAGR
$263B
$294B
$325B
$355B
$385B
$414B
2013
2014E
2015E
2016E
2017E
2018E

1) U.S. Census Bureau News, Quarterly e-Commerce Sales, Nov 2014
2) The Wall Street Journal, Dec 2014
3) Internet Retailer, May 2014

Growth in E-Commerce Reflects Major Shift from Offline to Online Shopping

speed commerce
NASDAQ: SPDC

- Every major retailer is investing heavily in e-commerce — many are closing physical stores as more consumers shop online[1]
- E-commerce currently only accounts for **1/1O** of total U.S. retail sales, but that share represents nearly *all* U.S. retail growth[1]
- Newer generations are ensuring a strong growth outlook, spending on average more than **2x** the proportion of their income online than the older generations

While Still Only 10% of U.S. Retail Sales, E-Commerce is Driving Nearly All Growth[1]


$5B
$4B
$3B
$2B
$1B
$0B
40%
30%
20%
10%
0%
-10%
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11
'12
'13
Online Sales $
Offline Sales $
Online Sales Growth %
Offline Sales Growth %

Emerging Generations Are Spending More Online[1]


Average Share of Income Spent Online
8.8%
5.3%
3.9%
3.2%
3.3%
3.8%
Gen Z
Gen Y
Gen X
Younger Boomers
Older Boomers
Golden Gen

1) Businessinsider.com, Dec 2014
2) Businessinsider.com, Jan 2015

However, In-House E-Commerce is Complex, Difficult & Expensive to Implement

speed commerce
NASDAQ: SPDC

Costly in Time & Expense

- Significant investment to setup a warehouse/call center
- Onerous to build/implement a website; even more expensive to grow
- As online sales grow, continuous reinvestment required to expand capacity and upgrade technology ecosystem

Complex

- New levels of commitment and capabilities as online sales grow
- Manage entire vendor community



Risk & Compliance

- PCI Data Security Standards (PCI DSS)
- Increased customer service needs

Lack of Expertise

- Entering unknown territory
- Limited/no data for analytics

Our Full-Service, Full-Scope Platform Offers the Better Alternative

speed commerce
NASDAQ: SPDC


SPEED interactive
Marketing
E-Commerce
SPEED web
Customer Service
Omni-Channel
SPEED care
SPEED order
Logistics
SPEED fulfillment

End-to-end or À La Carte – Our Clients Choose What Best Suits Their Evolving Needs

speed commerce
NASDAQ: SPDC

SPEED Web: Best-of-breed e-commerce platform, Oracle Commerce (ATG/Endeca/WebCenterSites), delivers brand-right, feature-rich e-commerce platform functionality

SPEED Order: Proprietary omni-channel order management software: fully-integrated application built around a highly dynamic database provides real-time information and reporting across multiple distribution channels—including ship to/from store

SPEED Fulfillment: Provides B2C and B2B clients with a variety of fulfillment services from a total of 1.7 million sq. ft. of fulfillment space at locations across the U.S.

SPEED Care: Four multi-lingual customer care centers with 600+ seats provides personalized service integrated with Speed's web sites, fulfillment, order management and reporting databases

SPEED Interactive: Comprehensive internet marketing services that drive traffic, add incremental revenue and build customer loyalty

Why Businesses Choose Speed Commerce

speed commerce
NASDAQ: SPDC

- **They Can Remain Focused:** Our end-to-end solutions allow customers to focus on their core strengths
- **Cost Reduction:** Our single-source model reduces sales & fulfillment costs (i.e. lower head count)
- **Minimize CAPEX:** Leverage our 1.7+M sq. ft. of warehouse space and 600+ call seats
- **Strong Partner:** We're partnered with *Oracle ATG Web Commerce* – one of the industry's largest and most robust commerce platforms
- **No Learning Curve:** We provide proven omni-channel, cross-client knowledge and strategies
- **Economies of Scale:** Customers immediately benefit from our consolidated size and volume
- **Versatility:** We can handle both B2B and B2C


SPEED commerce
SPEED interactive
SPEED fulfillment
SPEED order
SPEED care

END-TO-END E-COMMERCE

Speed's flexible delivery model enables clients to outsource as much—or as little—as their business demands

ORACLE
ATG WEB COMMERCE

We Attract Customers Large & Small from a Range of Industries

speed commerce
NASDAQ: SPDC

BRANDS	SPECIALTY RETAILERS	ONLINE-ONLY RETAILERS	DEPARTMENT STORES
YANKEE CANDLE (America's Best Loved Candle)	Justice	DOG.com	EXCHANGE (ARMY & AIR FORCE EXCHANGE SERVICE)
adidas	H-E-B	petbox	NEX (Navy Exchange)
BURGER KING	avenue (WOMEN'S FASHION SIZE 14 & UP)	lens.com	LOWE'S
HUAWEI	Spencer's	horse.com (home of Country Supply)	
totes	Hallmark	ZeeBerry.com (DESIGNER JEWELRY)	
Chantelle (PARIS)	metroPCS (Wireless for All.)	swimsuitsforall.com (THE SIZE 8 & UP SWIMWEAR SHOP)	
Electrolux			

Over the last 12 months, our customer count has increased 8x[1], reaching a record with six more signed up this year.

[1] Inclusive of Fifth Gear's new client adds in the last 12 months.

Operational Platform Built for Growth

speed commerce
NASDAQ: SPDC


We Can More Than Double
FY 2014 Revenue with Our
Existing Infrastructure

Indianapolis, IN
- Corporate/sales/IT

Columbus, OH
- Warehouse – 770,000 sq. ft. (expandable to 1,270,000 sq. ft.)
- State-of-the-art automation & sortation equipment
- Call center – 70+ seats
- Sales office

Louisiana , MO
- Warehouse – 400,000 sq. ft.
- 1 call center with 200+ seats

Dallas, TX
- Corporate Headquarters
- Call center with 200+ seats
- Warehouse – 540,000 sq. ft.
- Sales office
- IT development

Chihuahua, MX
- IT development

Queretaro, MX
- Call center – 130 seats
- IT development

1.7 million+ sq. ft. Total Warehouse Space and 600+ Call Seats

Advanced technologies Provide Efficiency & Capacity to Double Current Volume

Competitive Landscape

speed commerce
NASDAQ: SPDC

Competition

Full Service

E-Commerce

Fulfillment/Call Center

Speed Commerce Advantages

Full Service

- Flexible & customized single source, end-to-end solutions and services
- Front-end platform, order management, fulfillment, customer care and interactive marketing from a single vendor
- Enables customers to build their brands

E-Commerce

- Partners with Oracle Commerce (ATG/Endeca/Fatwire) – the single largest provider of best-in-class e-commerce platforms
- Scalable solutions using SARA (SPEED ATG Reference Application)
- Superior post-implementation support

Fulfillment/Call Center

- Advanced fulfillment using state-of-the-art technologies and processes
- 1.7 million sq. ft. of distribution space
- 600+ seats in contact centers between U.S. and Mexico utilizing phones, chats and emails

Multiple Avenues for Growth

speed commerce
NASDAQ: SPDC

Grow Existing Customers | New E-Commerce Customers | SARA X Customers

- Sell existing customers incremental omni-channel services
- Cross-sell Fifth Gear customers
- Offer data-driven marketing services to drive higher margins and longer client lifecycles
- Offer platform development and hosting services in Europe and other North American markets (e.g. Latin America)
- Expand B2B platform for current B2C customers

Example Client

EXCHANGE
ARMY & AIR FORCE EXCHANGE SERVICE

- ✓ End-to-end customer launched Sept 2014
- ✓ Exceeded expectations with record holiday 2014 online sales
- ✓ Plan to double their nine-figure online business in five years
- ✓ Have already begun to utilize additional 70,000 sq. ft. of distribution space for product expansion
- ✓ **Potential to open website to all honorably discharged soldiers & airmen**

Multiple Avenues for Growth

speed commerce
NASDAQ: SPDC

Grow Existing Customers | **New E-Commerce Customers** | SARA X Customers

- Leverage experience of our new VP of global sales, **Mark Steele**
  - Formerly mid-market Oracle Commerce VP
  - Spent five years at ATG prior to Oracle's acquisition
- Build customer base outside of U.S. *(i.e. Europe, Latin America, Canada)*
  - Expand our relationship with Hermes (including Adidas) – the UK and Germany's largest home delivery courier network
  - Leverage our new director of sales in Latin America
- Rapid organic growth and Fifth Gear acquisition has significantly improved scale & sales pipeline
  - Will continue to focus on fulfillment and call-center services to drive incremental cross-sell opportunities

New Customers Signed in 2014

EXCHANGE (Army & Air Force Exchange Service), Lowe's, Lenox, H-E-B, Huawei, NEX (Navy Exchange), natural partners, Work 'N Gear

2 Sites for a Large International Retailer

Multiple Avenues for Growth

speed commerce NASDAQ: SPDC

Grow Existing Customers | New E-Commerce Customers | **SARA X Customers**

- SARA X is designed for mid-market B2C and B2B commerce clients
- Includes full Oracle Commerce suite (ATG, Endeca Search, Experience Manager and WebCenterSites)
- Key benefits to retailers:
  - Customizable look & feel
  - More affordable (1/2 - 1/3 cost of unique instance installation)
  - Quicker implementation (3-4 months vs. 6-12)
  - Client owns the Oracle license and the website
- Key benefits to Speed Commerce:
  - Provides access to a larger, underserved market (mid-size retailers)
  - Extends our selling season (due to faster implementation)
- First fully implemented SARA X sites to launch July 1, 2015

SARA X
SPEED ATG REFERENCE APPLICATION X'CELERATOR

ORACLE
ATG WEB COMMERCE

Speed Commerce Acquires Fifth Gear

- Nov 2014, Speed Commerce acquired Fifth Gear for $55 million in cash, plus contingent stock earnout
- Fifth Gear TTM revenues at Sept. 2014 exceeded $50 million; expected to be accretive to EPS in FY16
- **Transaction financing:** new $100 million credit facility that also refinanced existing $50 million credit facility
- **Transaction rationale:**
  - Advances Speed's strategy of becoming the clear #2 provider in pure-play e-commerce
  - Expands operational footprint (brings 500,000+ sq. ft. of warehouse space)
  - Adds 30+ incremental customers (no overlap), which include B2B customers that balance seasonality of revenue
  - Complementary direct-to-consumer capabilities
  - Creates a larger, more stable business
  - Cross selling opportunities offer additional upside

FIFTHGEAR accelerating commerce

Customer Examples

speed commerce®

Key Financials

Key Stats: SPDC (NASDAQ)

speed commerce
NASDAQ: SPDC

Trading Data (@ March 5, 2015)

Stock Price	**$0.75**
52 Week Low/High	$0.71/$4.55
Avg. Daily Vol. (3 mo.)	334,092
Shares Outstanding	66.0M
Public Float, est.	64%
Institutional Holdings	46%
Insider Holdings	25%

Valuation Measures

Market Cap	**$49.2M**
Enterprise Value	$152.4M
EV/Revenue *(FY' 16)*	0.9x
EV/Adj. EBITDA *(FY' 16)*	9.5x

Financial Highlights[1] (@ December 31, 2014)

Revenues *(FY' 16)*[2]	**$167.5M**
Adj. EBITDA[3] *(FY' 16)*[2]	$16.0M
Cash & Equivalents *(mrq)*	$7.6M
Total Assets *(mrq)*	$196.2M
Total Debt *(mrq)*	$99.4M
Total Liabilities *(mrq)*	$156.3M
Total Equity *(mrq)*	$39.9M



SPDC Daily
3/05/15
5
4
3
2
1
0
Volume
©BigCharts.com
4
2
0
Millions
Apr May Jun Jul Aug Sep Oct Nov Dec 15 Feb

Source: Capital IQ. Note: Fiscal year ends March 31.
1) From continuing operations.
2) Reflects midpoint of guidance effective only on February 9, 2015.
3) Please see appendix for use of non-GAAP information.

Rapid Revenue Growth & Margin Expansion

speed commerce
NASDAQ: SPDC

Net Revenues



$7.8M
$54.5M
$107.1M
$107.3M
FY-12
FY-13
FY-14
TTM Q3 FY-15

Adjusted Gross Margin[1]



13.9%
17.9%
25.5%
23.0%
FY-12
FY-13
FY-14
TTM Q3 FY-15

Note: Fiscal year ends Mar 31.

1) Please see appendix for use of non-GAAP information.

EBITDA & Cash Flow

speed commerce
NASDAQ: SPDC

Adjusted EBITDA[1]


$0.1M
$12.3M
$11.9M
$10M - $12M
FY-13
FY-14
TTM Q3 FY-15
FY-15E[2]

Capital Expenditures


$2.0M
$10.5M
$9.8M
$7.0M
FY-13
FY-14
TTM Q3 FY-15
FY-15E[2]

Free Cash Flow[3]


($1.9M)
$1.8M
$2.1M
$3M- $5M
FY-13
FY-14
TTM Q3 FY-15
FY-15E[2]

Note: Fiscal year ends Mar 31.
1) Please see appendix for use of non-GAAP information. 2) Guidance effective only on February 9, 2015. 3) Free cash flow is defined as adjusted EBITDA less capital expenditures.

Balance Sheet Summary

speed commerce
NASDAQ: SPDC

- On November 24, 2014, refinanced existing $50 million credit facility and financed with $100 million facility
- Interest rate – LIBOR +7.5% (1% floor)
- Initial amortization rate of 2.5%
- Financed by Garrison Capital

Assets ($ in millions)	**12/31/2014**	**3/31/2014**
Cash	$7.6	$0
Accounts Receivable	29	19
Assets of discontinued ops	-	110
PP&E, net	24	15
Goodwill & Intangibles	107	50
Other	19	6
Total Assets	**$196**	**$203**
Liabilities		
Accounts Payable	$17	$13
Revolving Line of Credit	-	38
Total Debt	99	-
Liabilities of discontinued ops	-	88
Other	11	6
Total Liabilities	**$156**	**$151**
Shareholders' Equity	**$40**	**$51**

Fiscal 2015 & 2016 Outlook[1]

speed commerce
NASDAQ: SPDC

Fiscal 2015

- **Net Revenues**
  - $120M - $125M
- **Adjusted EBITDA[2]**
  - $10M - $12M

Fiscal 2016

- **Net Revenues**
  - $160M - $175M (projected 33%+ growth)
- **Adjusted EBITDA[2]**
  - $15M - $17M (projected 50%+ growth)



Annual Revenue & Adj. EBITDA1
($ Millions)
Net Sales
Adj. EBITDA1
$55
$0.1
FY-13
$107
$12.3
FY-14
$120 - $125
$10 - $12
FY-15E2
$160 - $175
$15 - $17
FY-16E2

1) Guidance effective only on February 9, 2015.
2) Please see appendix for use of non-GAAP information.

Key Takeaways

- **Single Source Provider Of E-Commerce Services** — for major brands, retailers and manufacturers
- **Large & Fast-growing U.S. Markets** *(currently testing other North American and European markets)*
- **Recurring Revenue Model** — supported by long-standing customer relationships and high switching costs
- **Competition Faces Major Barriers to Entry** — we possess strong vendor partnerships, proprietary technology and a well-tuned infrastructure
- **Multiple Avenues for Organic Revenue Growth** — with expanding margins and increasing profitability
- **Acquisitive Growth Potential** — track record of successfully identifying, executing and integrating accretive acquisitions


SPEED interactive
SPEED web
Marketing
E-Commerce
Customer Service
Omni-Channel Distribution
Logistics
SPEED care
SPEED order
SPEED fulfillment

APPENDIX

Evolution of Speed Commerce

speed commerce
NASDAQ: SPDC

2000 | 2005 | 2007 | 2009 | 2011 | 2013 | 2015

2000
Bought fulfillment business of a competitor doing the Sears Tool Catalog & opened Dallas fulfillment center

2001
Landed first client (Limited Too) & purchased call center assets

2005
Built first website for Limited Too

2006
Launched end-to-end e-commerce service

2007
Opened fulfillment center in Columbus, OH

2009
Hired first developers in Mexico

2010
Signed master agreement with ATG

2011
Richard Willis joined as CEO

2012
Launched first Oracle Commerce site

2012
SpeedFC, an end-to-end e-commerce services provider, acquired by Navarre Corp.

2013
Relocated corporate headquarters to Dallas & rationalized Minnesota distribution facility

2013
Changed name from Navarre to Speed Commerce

2014
Sold retail distribution business

2014
Launched SARA X for mid-market B2C and B2B commerce clients

2014
Acquired Fifth Gear, a provider of order fulfillment, customer care, retail technology

Speed Commerce's Seasoned Leadership

speed commerce
NASDAQ: SPDC

Speed Commerce team capable of leveraging deep e-commerce & operations expertise to drive results

Richard Willis CEO	• Appointed CEO in Sep 2011 • Member of board of directors • CEO experience: SFC, Inc., Baker & Taylor, Troll Communications, Bell Sports
Terry Tuttle CFO	• Appointed CFO in June 2013 • Ten-year partner of accounting firm Weston & Tuttle • CFO experience: Bell Sports, McMullen Argus Publishing; COO experience: Troll Communications
Matt Konkle COO	• Joined Fifth Gear in 2003 • President since 2007 • 15+ years of technology and business services management experience
Mark Steele VP of Global Sales & Marketing	• Joined Speed Commerce in Sep 2014 • +20 years sales & sales management experience • Former regional vice-president at Oracle Corporation
Paul Chisholm VP of Operations	• Joined Speed Commerce in Sep 2014 • Former VP of fulfillment operations at FANATICS • Former VP & GM of fulfillment operations for GSI Commerce (an EBay company)
Ryan Urness General Counsel	• Joined Speed Commerce in Jan 2003 • Oversees Legal, Investor Relations & Human Resources • Former head of intellectual property practice at Winthrop & Weinstine, P.A.

Use of Non-GAAP Information

speed commerce
NASDAQ: SPDC

The company provides non-GAAP pro forma and adjusted information and references to "pro forma" and "adjusted" information are references to non-GAAP measures. The company provides such non-GAAP information to assist investors in assessing its current and future operations in the way that its management evaluates those operations. Non-GAAP information is not a substitute for any performance measure derived in accordance with GAAP. The company's management evaluates and makes decisions primarily based upon these non-GAAP financial metrics. For each such non-GAAP financial measure, the adjustment or pro forma information provides the company's management with information about the company's underlying operating performance that enables a more meaningful comparison of its financial results.

The company recognizes that the use of non-GAAP measures has limitations, including the need to exercise judgment in determining which types of charges should be excluded or added back to GAAP measures. The company provides this non-GAAP financial information to the investment community, not as an alternative, but as an important supplement to GAAP financial information that is intended to enable investors to evaluate the company's core operating performance in the same way that its management does. Reconciliations between historical adjusted and pro forma non-GAAP results and the corresponding GAAP measures are attached to this presentation in the section entitled "Appendix."

Adjusted Gross Margin Reconciliation

speed commerce
NASDAQ: SPDC

Reconciliation of Gross Profit to Adjusted Pro Forma Gross Profit
($ in thousands)

	Year Ended 3/31/2012	Year Ended 3/31/2013	Year Ended 3/31/2014	TTM 12/31/2014
Gross Profit	$ 1,040	$ 9,766	$ 18,107	$ 22,081
Transaction and transition costs		-	9,164	2,544
Adjusted Gross Profit	$ 1,040	$ 9,766	$ 27,271	$ 24,625
Net revenues	$ 7,489	$ 54,500	$ 107,079	$ 107,079
% of Sales	13.9%	17.9%	25.5%	23.0%

Adjusted EBITDA Reconciliation

speed◇commerce
NASDAQ: SPDC

Reconciliation of Net Loss to Adjusted EBITDA
($ in thousands)

	Year Ended 3/31/2013	Year Ended 3/31/2014	TTM 12/31/2014
Net loss from continuing operations, as reported	$ (17,922)	$ (7,869)	$ (14,858)
Interest expense, net	1,017	1,859	3,138
Income tax expense	11,699	290	580
Loss on early extinguishment of debt, net	-	-	3,863
Depreciation and amortization	1,101	5,848	7,736
Share-based compensation	793	1,042	1,904
Mark-to-market adjustment on warrants	-	-	(353)
Infrastructure expansion	-	-	1,093
Acquisition Costs	-	-	2,092
Transaction and transition costs	3,379	11,173	6,661
Adjusted EBITDA	$ 67	$ 12,343	$ 11,856